UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2005

RAIT Investment Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o RAIT Partnership, L.P., 1818 Market Street, 28th Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 861-7900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On September 15, 2005, we entered into an underwriting agreement between ourselves and Friedman, Billings, Ramsey & Co., Inc., as sole underwriter. Pursuant to this underwriting agreement, we agreed to sell to the underwriter 1,985,000 of our common shares of beneficial interest. In addition, we granted the underwriter an option exercisable within 30 days to purchase up to an additional 295,700 common shares to cover over-allotments, if any. On September 15, 2005, the underwriter notified us that it was exercising this over-allotment option in full. This transaction closed on Tuesday, September 20, 2005. The underwriter paid us a purchase price per common share of $27.2175 (after deducting from the public offering price of $28.50 per share the underwriting discount of $1.2825 per share) for all shares purchased. The underwriting agreement contained customary representations and warranties, indemnification provisions and closing conditions. The foregoing description of this underwriting agreement is qualified in its entirety by reference to the underwriting agreement filed as exhibit 1.1 to this report. Legal opinions delivered at the closing for this transaction regarding the legality of the common shares offered and certain tax matters are attached as exhibits 5.1 and 8.1, respectively, to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

Exhibit
Number Description

1.1 Underwriting Agreement, dated September 15, 2005, by and among RAIT Investment Trust, RAIT Partnership, L.P. and Friedman, Billings, Ramsey & Co., Inc., as sole underwriter.

5.1 Opinion of Maryland counsel regarding legality.

8.1 Opinion regarding tax matters.

23.1 Consent of DLA Piper Rudnick Gray Cary US LLP (included in exhibit 5.1).

23.2 Consent of Ledgewood, a professional corporation (included in exhibit 8.1).

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Investment Trust

September 20, 2005	By:	/s/ Ellen J. DiStefano

Name: Ellen J. DiStefano
Title: Chief Financial Officer and Executive Vice President

Top of the Form

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement.
5.1	Opinion of Maryland counsel regarding legality (including exhibit 23.1 referenced in Item 9.01 of this report).
8.1	Opinion regarding tax matters (including exhibit 23.2 referenced in Item 9.01 of this report).